UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS

                                                                                          (Exact name of registrant as specified in charter)

726 Lake Street

San Francisco,  CA                                     94118

(Address of principal executive offices)                               (Zip code)

Kevin C. O’Boyle

Presidio Fund

726 Lake Street

San Francisco, CA 94118

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 751-0950

Date of fiscal year end: April 30

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Presidio Fund

Annual Report

April 30, 2006

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

June 5, 2006

Dear Shareholder:

I am very pleased to present the first Presidio Fund annual shareholder report for the fiscal period from May 3, 2005 through April 30, 2006.

Performance

Presidio Fund's net asset value on April 30, 2006 was $13.00, a return of 30.00% for the first fiscal period of the Fund. This return compares favorably to the 17.99% return generated by the Dow Jones Wilshire 5000 index for the same period. At period end, 90.6% of the Fund's assets were invested in equities and 9.4% in net cash*.  Total net assets amounted to $36,227,445.

U.S. stock market returns were strong during the fiscal period ended April 30, 2006, with small caps delivering the strongest returns. While the S&P 500 returned 15.42%, the Russell 2000 index was up 31.99%. More than half of the Russell 2000 performance came in the first quarter of Presidio Fund's existence, while the Fund was still in the process of becoming invested in equities. During the last three quarters of the fiscal year, Presidio Fund returned 18.72%, compared to 8.86% for the Dow Jones Wilshire 5000 index and 13.43% for the Russell 2000.

As a reminder, the Dow Jones Wilshire 5000 has been selected as the Fund's benchmark because Presidio Fund considers primarily U.S. stocks of all market capitalization sizes for investment. We believe that this index is the best available measure of the entire U.S. stock market. At April 30, 2006, the weighted-average market capitalization of the Fund's investments approximated $6.85 billion, while the median market capitalization approximated $825 million. Large cap stocks comprised approximately 8.5% of Fund assets, mid-cap stocks 33.7%, and small-cap stocks 48.5%.

Please note that Presidio Fund did not realize any net capital gains during the fiscal year. If net capital gains are realized prior to October 31, 2006, then the first shareholder distribution should occur in late December 2006.

Investment Highlights

Presidio Fund's investments in the technology and basic materials sectors delivered the best returns during the fiscal year. In some respects, the strong performance in these sectors reflected improved investor sentiment as much or more than actual improvement in business fundamentals. For example, the value of the Fund's investment in Staktek more than doubled even though the company has yet to improve profits much. We were fortunate to establish the Staktek position when the stock was valued at approximately twice the amount of net cash on the balance sheet, despite the company's possession of valuable intellectual property and ability to generate positive cash flow during a difficult period. This example notwithstanding, much of the investment returns in the technology and basic materials sectors resulted from strong business performance by the portfolio companies, as illustrated below.

SPSS, a leading provider of statistical software tools and predictive analytics software applications, almost doubled from the time we first established the position. A return to double-digit license revenue growth (in line with market growth), coupled with lower expenses as a new CFO rationalized the operations, enabled operating margins to surge from 2.9% to 11.9% and earnings per share to almost triple.

* Net cash represents cash equivalents and other assets

less liabilities.

2006 Annual Report 1

Two investments in the enterprise network and applications management software sector, NetScout and Micromuse, each generated returns exceeding 50%. Revenue for companies in this software sector declined dramatically in the wake of the information technology spending bust which followed the dotcom boom, wiping out most of the industry's profits. Over time, continued industry rationalization has resulted in a slowly improving business outlook. During the past year, NetScout gained market share, improved operating margins, and significantly increased earnings. This business improvement, coupled with increased industry consolidation, led to a higher valuation. Note that network infrastructure and systems management software companies have been acquiring companies such as Micromuse and NetScout, in response to enterprise customer demand for more integrated software solutions. After making significant progress in turning its operations around, Micromuse agreed to be acquired by IBM late in 2005 at a significant premium to the Fund's purchase price.

UAP Holdings, highlighted in the semi-annual report, returned more than 45% from the time of initial purchase, as FY'06 (February) earnings grew more than projected. While earnings growth is currently projected to slow in FY'07 (February), we continue to maintain confidence in the long-term outlook for this company.

Market sentiment was less favorable in the business services, retail, consumer products, insurance, healthcare, and media sectors. Still, the Fund's investments in these sectors contributed positively to returns. Investments in Ann Taylor, Endo Pharmaceuticals, and Treehouse Foods contributed significantly. The new CEO of Ann Taylor led a successful turnaround of the Ann Taylor retail chain, resulting in a 42% return on the Fund's investment in just eight months. Endo Pharmaceutical resumed earnings growth despite continued pressure on its generic drug business, due to continued strong growth of its flagship branded drug Lidoderm. The company also strengthened its new product pipeline significantly. Endo's stock was up more than 50% over the past year. Tree House Foods, managed by the same team that turned around and grew Keebler Foods during the 1990s, was spun out of Dean Foods last summer. We established the Fund's position after Tree House reported very disappointing Q3'05 earnings, which caused the stock to decline approximately 40%. The stock has since rebounded 35%, as the business outlook has already improved considerably.

The worst performing investment sectors were the aerospace/defense, industrial products, and capital goods sectors. Global Power Equipment Group (GEG) was a notable investment failure, and highlights the risks associated with our investment approach. The company is a leading engineering firm specializing in the construction of boilers and heat recovery equipment - primarily for natural gas power plants. GEG's business imploded due to the end of the U.S. power plant building boom in 2002 and a lack of operational discipline during the downturn. The industry appears to have bottomed in the first half of 2005. We established the investment position after meeting with the new CEO last Autumn and gaining confidence that the business was poised for significant improvement. Unfortunately, the company announced THREE major negative developments during the subsequent six months, culminating with its failure to file timely financial statements due to accounting irregularities at a foreign subsidiary. I then traveled to one of the company's plants for a hastily arranged investor meeting, after which I decided to wait for additional developments before taking further investment action. On May 15, the recently appointed CEO resigned, and we liquidated our position at a significant loss that was already largely reflected in the fiscal year's results.

2006 Annual Report 2

Investment Approach

Jeremy Grantham is founder and Chairman of the highly successful institutional investment firm, GMO. In his recent quarterly investment committee letter (see www.gmo.com for the archive of Grantham's letters), Grantham noted that the U.S. stock market is 19 times (!) as volatile as underlying business fundamentals, as represented by annual real U.S. GDP growth. He attributes this extreme market volatility to investor extrapolation of current conditions too far into the future. To paraphrase Grantham, the market continually oscillates (in waves measured by years) between varying degrees of under-valuation and over-valuation, and is efficiently priced as often as a stopped clock tells the time correctly.

In my view, Grantham's most important point is that the market's fair value exerts "a mild, but very steady gravitational pull" on market prices, a phenomenon that he terms "mean reversion". Grantham defines fair market value as the replacement cost of the aggregate of the market's assets. When market valuations far exceed the replacement cost of particular assets, companies can profit by raising capital and building additional supply of such assets (e.g. - fiber optic cable, residential housing). This process continues until eventually the hypothetical supply of fiber optic cable or residential homes exceeds demand. At this point, companies no longer generate profits from incremental supply increases, and asset market values decline toward replacement value or below. New capital investment then halts until supply and demand come back into balance. Profits and market prices eventually rise again to the point where new capital investment is economically justified. This cycle creates the aforementioned oscillation in market prices.

This discussion is pertinent to Presidio Fund in many ways. At some point, supply and demand becomes imbalanced in many industries, resulting in significant profit declines for many companies. Companies operating in industries suffering imbalances account for part of our universe of investment candidates. Through normal market processes which occur over time, companies are often (but certainly not always!) able to restore profit margins to average or "normalized" levels achieved in the past. Stock valuations often do not reflect these favorable long-term business prospects for a company, because of the gloom associated with a company's short-term to intermediate-term problems. These situations create the potential to achieve above average investment returns over time. NetScout and Micromuse reflect successful investment examples of the mean reversion concept, while Global Power Equipment reflects an unsuccessful example.

Governance

Two important changes will be made upon the issuance of the new prospectus, which is    expected in late summer. First, Presidio Fund intends for shareholders to benefit from expected administrative economies of scale as fund assets grow. Therefore, the administrative services expense ratio will be reduced from 50 basis points to 40 basis points once fund assets exceed $100 million. Second, in an effort to curtail short-term trading of Presidio Fund, the Fund will also introduce a redemption fee of 2% on all withdrawals that occur within 180 days of initial shareholder investment.

In closing, I would like to extend a warm welcome to new Fund shareholders, and thank continuing shareholders for your continued support and trust.

Sincerely,

Kevin O'Boyle

President

2006 Annual Report 3

Presidio Fund

*Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

April 30, 2006 NAV $13.00

Total returns from May 3, 2005 to April 30, 2006 (Fund Inception May 3, 2005)

     Total Return(A)

Presidio Fund

           30.00%

Dow Jones Wilshire 5000 Index(B)

                                               17.99%

(A) Total return includes change in share prices and includes reinvestment of any dividends and capital gain distributions.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2006 Annual Report 4

Availability of Quarterly Schedule of Investments  (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

KCO Investments, Inc., the Fund’s Adviser, is responsible for exercising the voting rights   associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number (1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example  (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 31, 2005 and held through April 30, 2006.

The first line of the table below provides information about actual account values and   actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                        Expenses Paid

                                                        Beginning                    Ending                  During the Period*

                                                     Account Value           Account Value            October 31, 2005

                                       October 31, 2005          April 30, 2006            to April 30, 2006

Actual                                   $1,000.00                  $1,169.06                        $8.07

Hypothetical                          $1,000.00                  $1,017.36                        $7.50

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2006 Annual Report  5

Presidio Fund

		Schedule of Investments
		April 30, 2006

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Aerospace/Defense
69,500	SM&A *	$ 448,970	1.24%

Agriculture
44,100	UAP Holding Corp.	911,106	2.51%

Basic Materials
10,900	Newmont Mining Corp.	636,124
17,300	OM Group Inc. *	495,472
		1,131,596	3.12%

Business Services
12,300	ADVO Inc.	348,582
10,300	Cardinal Health Inc.	693,705
25,100	FTI Consulting Inc.*	721,374
66,700	IKON Office Solutions Inc.	880,440
9,700	Keystone Automotive Industries Inc.*	400,610
		3,044,711	8.40%

Capital Goods
87,600	Global Power Equipment Group Inc. *	376,680
90,800	Modtech Holdings Inc. *	902,552
		1,279,232	3.53%

Consumer Products
67,000	Align Technology Inc. *	588,930
23,700	Inter Parfums Inc.	449,115
28,700	Newell Rubbermaid Inc.	786,954
94,500	Playtex Products Inc.*	1,059,345
34,300	Treehouse Foods Inc. *	898,660
		3,783,004	10.44%

Electronic Components
10,500	Rogers Corp. *	647,850	1.79%

Energy
10,900	Ensco International Inc.	583,041
77,900	International Coal Group Inc. *	802,370
		1,385,411	3.82%

Healthcare - Biotechnology
14,100	MedImmune Inc. *	443,727	1.22%

Healthcare Capital Equipment
10,000	Abaxis Inc. *	261,200
73,600	Cardiac Science Corp. *	719,808
84,500	Digirad Corp. *	333,775
65,500	Omnicell Inc. *	872,460
17,100	ZOLL Medical Corp. *	453,150
		2,640,393	7.29%

Healthcare Products
13,700	Endo Pharmaceuticals Holdings Inc. *	430,865
17,100	Kensey Nash Corp. *	515,907
		946,772	2.61%

Industrial Products
16,100	Gentex Corp.	236,026
27,900	Neenah Paper Inc.	895,311
9,200	Zebra Technologies Corp. CL A *	365,148
		1,496,485	4.13%

Information Technology Service
26,500	Bearingpoint Inc. *	245,920
31,600	Electronic Data Systems Corp.	855,728
		1,101,648	3.04%

Insurance and Insurance Brokers
5,000	Conseco Inc. *	126,250
33,500	Direct General Corp.	562,465
49,200	U.S.I. Holdings Corp. *	747,840
		1,436,555	3.97%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  6

Presidio Fund

	Schedule of Investments
	April 30, 2006

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Media
52,200	News Corp. CL A	895,752	2.47%

Resturants
28,600	Ryan's Restaurant Group Inc. *	382,954	1.06%

Retail
10,800	Ann Taylor Stores Corp. *	403,164
60,100	Casual Male Retail Group Inc. *	566,142
17,700	Family Dollar Stores Inc.	442,500
14,900	Overstock.com Inc. *	385,612
21,500	Rent-A-Center Inc. *	593,830
15,400	Ross Stores Inc.	471,856
29,200	99 Cent Only Stores *	348,356
94,500	1-800-Flowers.com *	682,290
		3,893,750	10.76%

Software
88,100	Callidus Software Inc. *	426,404
32,700	Compuware Corp. *	251,136
22,500	Reynolds & Reynolds Co. Cl A	669,150
17,900	SPSS Inc. *	623,994
		1,970,684	5.44%

Technology
35,000	American Power Conversion Corp.	778,400
65,900	Leadis Technology Inc. *	407,921
90,700	NetScout Systems Inc. *	870,720
20,700	Power Integrations Inc. *	438,219
41,800	Staktek Holdings Inc. *	272,118
60,000	Synplicity Inc. *	393,000
		3,160,378	8.72%

Telecommunications Equipment
27,000	ADTRAN Inc.	678,780
22,300	EMS Technologies Inc.*	428,160
		1,106,940	3.06%

Total for Common Stocks (Cost $27,919,932)		32,107,918	88.63%

Exchange Traded Funds
10,800	streetTRACKS Gold Shares * (Cost - $506,480)	702,972	1.94%

Cash Equivalents
2,973,297	First American Treasury Obligation Cl Y 4.32%**	2,973,297	8.21%
	(Cost - $2,973,297)

	Total Investments	35,784,187	98.78%
	(Cost - $31,399,709)

	Assets in Excess of Other Liabilities	443,258	1.22%

	Net Assets	$ 36,227,445	100.00%

*Non-Income Producing Securities.

** Variable rate security; the coupon rate shown

represents the rate at April 30, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report 7

Presidio Fund

Statement of Assets and Liabilities
April 30, 2006

Assets:
Investment Securities at Market Value	$ 35,784,187
(Identified Cost - $31,399,709)
Cash	610,480
Receivables:
Receivables for Securities Sold	679,831
Receivable for Fund Shares Sold	45,246
Dividends and Interest	15,226
Total Assets	37,134,970
Liabilities
Administrative Fees Payable	13,993
Management Fees Payable	27,986
Payable for Securities Purchased	865,546
Total Liabilities	907,525
Net Assets	$ 36,227,445
Net Assets Consist of:
Paid In Capital	$ 31,908,919
Realized Gain (Loss) on Investments - Net	(65,952)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	4,384,478
Net Assets, for 2,786,707 Shares Outstanding	$ 36,227,445
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($36,227,445/2,786,707 shares)	$ 13.00

Statement of Operations
For the period of May 3, 2005* through April 30, 2006

Investment Income:
Dividends	$ 63,410
Interest	80,590
Total Investment Income	144,000
Expenses:
Administrative Fees	78,849
Management Fees (Note 3)	157,698
Total Expenses	236,547

Net Investment Loss	(92,547)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(65,952)
Net Change In Unrealized Appreciation on Investments	4,384,478
Net Realized and Unrealized Gain (Loss) on Investments	4,318,526

Net Increase in Net Assets Resulting from Operations	$ 4,225,979

*Commencement of investment operations.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  8

Presidio Fund

Statement of Changes in Net Assets
	5/3/2005*
	to
	4/30/2006
From Operations:
Net Investment Income (Loss)	$ (92,547)
Net Realized Gain (Loss) on Investments	(65,952)
Net Change In Unrealized Appreciation	4,384,478
Increase in Net Assets Resulting from Operations	4,225,979

Distributions to Shareholders	0

Capital Share Transactions:
Proceeds From Sale of Shares	32,537,603
Shares Issued on Reinvestment of Dividends	0
Cost of Shares Redeemed	(636,137)
Net Increase from Shareholder Activity	31,901,466

Net Increase in Net Assets	36,127,445

Net Assets at Beginning of Period	100,000
Net Assets at End of Period	$ 36,227,445

Share Transactions:
Issued	2,829,617
Reinvested	0
Redeemed	(52,910)
Net increase in shares	2,776,707
Shares outstanding beginning of period	10,000
Shares outstanding end of period	2,786,707

Financial Highlights
Selected data for a share of capital stock outstanding throughout the period:	5/3/2005*
	to
	4/30/2006
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Income/(Loss) ***	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	3.07
Total from Investment Operations	3.00

Less Distributions	0.00

Net Asset Value -
End of Period	$ 13.00
Total Return ****	30.00%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	36,227

Ratio of Expenses to Average Net Assets	1.50%	**
Ratio of Net Income to Average Net Assets	-0.59%	**

Portfolio Turnover Rate	29.50%

* Commencement of investment operations.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  9

NOTES TO FINANCIAL STATEMENTS

PRESIDIO FUND

April 30, 2006

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005.  The Fund’s investment adviser is KCO Investments, Inc.,  (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received

2006 Annual Report  10

Notes to the Financial Statements - continued

or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

RECLASSIFICATIONS:  In accordance with SOP - 93-2, the Fund has recorded a reclassification in the capital account. As of April 30, 2006, the Fund has recorded a permanent book/tax difference of $92,547 from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

2006 Annual Report  11

Notes to the Financial Statements - continued

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the “Management Agreement”) to furnish investment advisory and management services to the Fund. Kevin O'Boyle is the sole shareholder of the Adviser.  The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Fund also has a services agreement with the Adviser (the “Services Agreement”) to furnish administrative and supervisory services to the Fund.  The Adviser, at its own expense and without reimbursement from the Trust, pays all operating expenses of the Fund, with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. Under the Services Agreement the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50%.  For the period of May 3, 2005 through April 30, 2006, the Adviser earned management fees totaling $157,698, of which $27,986 was still due to the Adviser at April 30, 2006.  For the same period the Adviser earned administrative fees of $78,849, of which $13,993 was still due to the Adviser at April 30, 2006.

4.) INVESTMENT TRANSACTIONS

For the period of May 3, 2005 (commencement of operations) through April 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $32,847,553 and $4,355,188 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At April 30, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                 (Depreciation)

                         Net Appreciation (Depreciation)

 $4,771,125                     ($416,256)                                             $4,354,869

For Federal income tax purposes, the cost of investments, not including short-term investments, owned at April 30, 2006 was $28,456,021. The difference between book cost and tax cost consists of wash sales of 29,609.

5.) TAX MATTERS

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

        Undistributed short-term capital losses                   $      (65,952)

        Unrealized appreciation on investments                       4,354,869

                                                                       $   4,288,917

The Fund did not pay a dividend distribution for the period May 3, 2005 (commencement of investment operations) through April 30, 2006.

6.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and services fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received, in aggregate, $6,000 in Trustees fees from the Adviser through April 30, 2006.

2006 Annual Report  12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

     of Presidio Fund,

     a Series of the Presidio Funds

We have audited the accompanying statement of assets and liabilities of the Presidio Fund, a Series of the Presidio Funds (the "Fund"), including the schedule of investments, as of April 30, 2006 and the related statements of operations, changes in net assets and financial highlights for the period May 3, 2005 (commencement of investment operations) through April 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of April 30, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Presidio Fund, a Series of the Presidio Funds as of April 30, 2006, the results of its operations and changes in its net assets and the financial highlights for the period May 3, 2005 (commencement of investment operations) through April 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania                                                                      /s/ Sanville & Company

June 7, 2006

2006 Annual Report  13

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified. The SAI includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-800-595-3166. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Kevin C. O'Boyle(2), Year of Birth: 1964 Rodney Y. Chen,Year of Birth: 1963	President, Secretary, Treasurer, Chief Financial Officer, Chief Compliance Officer, and Trustee Vice President	Since 2005 Since 2005

President of KCO Investments, Inc., a registered investment adviser (2005 - current), private investor (2004 - 2005), Senior Vice President of Aster Investment, Inc., a registered investment adviser (1994 - 2003)

Real estate development, (1996 - current).

				1 N/A	None N/A

 (1)The address of each trustee and officer is c/o Presidio Fund, 726 Lake Street, San Francisco, CA 94118.

(2)Kevin C. O'Boyle is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Eric Gonzales, Year of Birth: 1967 John McGrath, Year of Birth: 1964 Eric H. Sussman, Year of Birth: 1966	Independent Trustee Independent Trustee Independent Trustee, Chairman of the Board	Since 2005 Since 2005 Since 2005

Chief Executive Officer, Ujogo (2006 - current), General Partner, DCM - Doll Capital Management, (2004 - 2005), Partner, DCM, (2000 - 2004), Principal, DCM, (2000).

Vice President and CFO, Network Equipment Technologies, (2001 -current).

President, Amber Capital, Inc., real estate investments, (1994 -current), Lecturer, UCLA, (1995 -current).

				1 1 1	None Endwave Corporation Causeway Capital Int'l Value Fund

(3)The address of each trustees and officer is c/o Presidio Fund, 726 Lake Street, San Francisco, CA 94118.

2006 Annual Report  14

Board of Trustees

Eric Gonzales

John McGrath

Kevin O’Boyle

Eric Sussman

Investment Adviser

KCO Investments, Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditors

Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eric Sussman and John McGrath are both audit committee finical expert. Mr. Sussman and Mr. McGrath are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

FYE 4/30/06
Audit Fees	$8,400
Audit-Related Fees	$0
Tax Fees	$900
All Other Fees	$1,000

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report and meeting attendance.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 4/30/06
Registrant	$1,900
Registrant’s Investment Adviser	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:                     06/30/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:                     06/30/06

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

Chief Financial Officer

Date:                     06/30/06